UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware			1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

6301 Fitch Path,	New Albany,	Ohio	43054
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors to Authorize 150,000 Additional Shares
At the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Abercrombie & Fitch Co. (the “Company”) held on May 20, 2020, the stockholders of the Company approved an amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors (the “2016 Directors LTIP”) to authorize 150,000 additional shares of Class A Common Stock, $0.01 par value (the “Common Stock”), of the Company for delivery thereunder. No other amendments to the 2016 Directors LTIP had been proposed for approval by the stockholders of the Company at the 2020 Annual Meeting.
A description of the material terms of the 2016 Directors LTIP as amended by the stockholders of the Company at the 2020 Annual Meeting was included in the Company’s Proxy Statement for the 2020 Annual Meeting, under the caption “Proposal 3 - Approval of an Amendment to the Abercrombie & Fitch Co. Long-Term Incentive Plan for Directors to Authorize 150,000 Additional Shares,” which description is incorporated herein by reference. The foregoing description of the amendment to the 2016 Directors LTIP to authorize 150,000 additional shares of Common Stock of the Company for delivery thereunder, approved by the stockholders of the Company on May 20, 2020, is qualified in its entirety by reference to the actual terms of the 2016 Directors LTIP as amended by such amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K.
Approval of Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to Authorize 150,000 Additional Shares
At the 2020 Annual Meeting, the stockholders of the Company also approved an amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (the “2016 Associates LTIP”) to authorize 150,000 additional shares of Common Stock of the Company for delivery thereunder. No other amendments to the 2016 Associates LTIP had been proposed for approval by the stockholders of the Company at the 2020 Annual Meeting.
A description of the material terms of the 2016 Associates LTIP as amended by the stockholders of the Company at the 2020 Annual Meeting was included in the Company’s Proxy Statement for the 2020 Annual Meeting, under the caption “Proposal 4 - Approval of an Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to Authorize 150,000 Additional Shares,” which description is incorporated herein by reference. The foregoing description of the amendment to the 2016 Associates LTIP to authorize 150,000 additional shares of Common Stock of the Company for delivery thereunder, approved by the stockholders of the Company on May 20, 2020, is qualified in its entirety by reference to the actual terms of the 2016 Associates LTIP as amended by such amendment, which is included as Exhibit 10.2 to this Current Report on Form 8-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held the 2020 Annual Meeting virtually and exclusively online via live webcast on May 20, 2020. At the close of business on March 23, 2020, the record date for the 2020 Annual Meeting, there were a total of 61,430,238 shares of Common Stock outstanding and entitled to vote. At the 2020 Annual Meeting, 50,097,101, or 81.55%, of the outstanding shares of Common Stock entitled to vote were represented by proxy or in person and, therefore, a quorum was present.

The vote on each of the proposals presented for stockholder vote at the 2020 Annual Meeting was as follows:
Proposal 1 - Election of Twelve Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kerrii B. Anderson	41,340,020	566,054	45,901	8,145,126
Terry L. Burman	41,127,843	776,971	47,161	8,145,126
Felix Carbullido	41,750,443	154,587	46,945	8,145,126
Susie Coulter	41,750,573	152,988	48,414	8,145,126
Sarah M. Gallagher	41,697,504	208,929	45,542	8,145,126
James A. Goldman	41,738,326	165,307	48,342	8,145,126
Michael E. Greenlees	41,123,255	783,142	45,578	8,145,126
Archie M. Griffin	40,844,798	1,064,346	42,831	8,145,126
Fran Horowitz	41,701,759	204,831	45,385	8,145,126
Helen E. McCluskey	41,624,148	282,488	45,339	8,145,126
Charles R. Perrin	41,056,633	849,536	45,806	8,145,126
Nigel Travis	41,684,033	221,251	46,691	8,145,126
Each nominee for election as a director of the Company was required to be elected by a majority of the votes cast. Broker non-votes and abstentions were not treated as votes cast.
Each of Kerrii B. Anderson, Terry L. Burman, Felix Carbullido, Susie Coulter, Sarah M. Gallagher, James A. Goldman, Michael E. Greenlees, Archie M. Griffin, Fran Horowitz, Helen E. McCluskey, Charles R. Perrin and Nigel Travis was elected as a director of the Company to serve for a term of one year to expire at the Annual Meeting of Stockholders of the Company to be held in 2021.
Proposal 2 - Approval of the Non-Binding Advisory Resolution to Approve the Company's Executive Compensation as Reported in the Company's Proxy Statement, Dated April 7, 2020:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	36,210,770	4,470,783	1,258,554	8,145,126
Registered Holders of Common Stock	8,571	3,233	64	N/A
Total	36,219,341	4,474,016	1,258,618	8,145,126

The approval of the non-binding advisory resolution to approve the Company’s executive compensation as reported in the Company’s Proxy Statement, dated April 7, 2020, required the affirmative vote of a majority in voting interest of the stockholders of the Company present in person or by proxy and voting thereon. Broker non-votes were not treated as votes cast. Abstentions were not counted as votes “for” or “against” the proposal. As a result of the vote disclosed above, the non-binding advisory resolution to approve the Company’s executive compensation as reported in the Company’s Proxy Statement, dated April 7, 2020, was approved by the stockholders of the Company.

Proposal 3 - Approval of Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors to Authorize 150,000 Additional Shares:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	32,416,900	9,277,054	246,153	8,145,126
Registered Holders of Common Stock	8,448	3,350	70	N/A
Total	32,425,348	9,280,404	246,223	8,145,126

The affirmative vote of a majority in voting interest of the stockholders of the Company present in person or by proxy and voting thereon was required for approval of the amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors to authorize 150,000 additional shares. Broker non-votes were not treated as votes cast. Abstentions were treated as votes cast and had the effect of votes “against” the proposal. As a result of the vote disclosed above, the amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors to authorize 150,000 additional shares of Common Stock was approved by the stockholders of the Company.
Proposal 4 - Approval of Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to Authorize 150,000 Additional Shares:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	36,527,116	5,183,444	229,547	8,145,126
Registered Holders of Common Stock	8,579	3,260	29	N/A
Total	36,535,695	5,186,704	229,576	8,145,126

The affirmative vote of a majority in voting interest of the stockholders of the Company present in person or by proxy and voting thereon was required for approval of the amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to authorize 150,000 additional shares. Broker non-votes were not treated as votes cast. Abstentions were treated as votes cast and had the effect of votes “against” the proposal. As a result of the vote disclosed above, the amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to authorize 150,000 additional shares of Common Stock was approved by the stockholders of the Company.

Proposal 5 - Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending January 30, 2021:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	49,140,191	899,724	45,318	N/A
Registered Holders of Common Stock	11,657	140	71	N/A
Total	49,151,848	899,864	45,389	N/A

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021 required the affirmative vote of a majority in voting interest of the stockholders of the Company present in person or by proxy and voting thereon. Abstentions were not counted as votes “for” or “against” the proposal. As a result of the vote disclosed above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021 was ratified by the stockholders of the Company.

Item 8.01. Other Events.
On May 20, 2020, the Board of Directors (the “Board”) of the Company authorized the temporary suspension of the Company’s quarterly cash dividend of $0.20 per share in respect of the Company’s Common Stock. The Board will review the dividend suspension throughout the year to determine, in light of facts and circumstances at that time, whether and when to reinstate the quarterly cash dividend.
Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors (as amended on May 20, 2020) (Filed herewith)
10.2	Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended on May 20, 2020) (Filed herewith)
104	Cover Page Interactive Data File - the cover page Inline XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Date: May 21, 2020	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Senior Vice President, General Counsel and Corporate Secretary